UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): May 10, 2005

                         TREE TOP INDUSTRIES, INC.
                       (FORMERLY GOHEALTH MD, INC.)
          (Exact name of registrant as specified in its charter)

     Nevada                      001-10382                       83-0250943
     ------                      ---------                      -----------
(State or other jurisdiction    (Commission                   (IRS Employer
 of incorporation)              File Number)            Identification No.)

                        666 Fifth Avenue, Suite 300
                             New York, New York
                  (Address of principal executive offices)

                               (775) 261-3728
            (Registrant's telephone number, including area code)

                                 ---------
       (Former name or former address, if changed since last report)




Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

On April 16, 2005, the Registrant engaged Chisholm, Bierwolf and Nilson LLC, Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of December 31, 2004, and the related statements of income, 'stockholders' equity and cash flows for the year then ended. The decision to appoint Chisholm, Bierwolf and Nilson LLC was approved by the Registrant's Board of Directors.
On January 19, 2005, the accounting firm Samuel Klein & Company (the "Former Accountant"), having an address at 550 Broad Street, 11th Floor, Newark, NJ 07102, resigned from its position as the principal independent accountant of Tree Top Industries, Inc. (formerly GOHEALTH.MD, INC.) (the "Registrant").

The reports of the Former Accountant on the financial statements on GOHEALTH.MD, INC. for either of the past two fiscal years ended December 31, 2002, and 2003, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that a going concern qualification was contained therein. In addition, during Registrant's two most recent fiscal years and through January 19, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. No "reportable events" (as defined in 17 C.F.R. 229.304(a)(1)(v)) occurred within the Registrant's two most recent fiscal years nor through January 19, 2005.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated February 3, 2005 is filed as
Exhibit 16.1 to the previous Report on Form 8-K.




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TREE TOP INDUSTRIES, INC.
                                     (Registrant)

                                     By: /s/ David Reichman
                                     ------------------------------------
                                     David Reichman, CEO, Chairman,
                                     Principal Financial  Officer, and
                                     Director

Date:  May 10, 2005